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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  3/1/97
                                                  ------------------------------


                         WellPoint Health Networks Inc.
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               (Exact Name of Registrant as Specified in Charter)




California                           1-14340                     95-3760980
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)


 21555 Oxnard Street, Woodland Hills, California                   91367
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code     (818) 703-4000
                                                       ------------------------


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On March 1, 1997, WellPoint Health Networks Inc., a California corporation (the "Company"), completed its acquisition of certain portions of the group health and related life businesses (the "GBO Operations") of John Hancock Mutual Life Insurance Company ("Hancock") for an aggregate purchase price of $86.7 million.

     In connection with the transaction, UNICARE Life & Health Insurance Company, a Delaware stock life insurance company and a wholly owned indirect subsidiary of the Company ("UNICARE"), has acquired certain assets and assumed certain liabilities of the GBO Operations. In addition, UNICARE has acquired the stock of certain subsidiaries of Hancock which are part of the GBO Operations (including Cost Care, Inc. ("Cost Care")).

     Pursuant to the terms of the definitive agreement between the Company and Hancock (the "Purchase Agreement"), there will be a purchase price adjustment based on a post-closing audit of the March 1, 1997 balance sheet (the "Closing Balance Sheet") to be prepared reflecting all the assets and liabilities acquired in the transaction. The Company will be required to pay the amount of the excess, if any, of the assets acquired over the liabilities assumed to Hancock and Hancock will be required to pay to WellPoint the amount of any excess, if any, of assumed liabilities over the assets acquired. The Closing Balance Sheet will be prepared in accordance with agreed-upon procedures and policies which are outlined in a "Summary of Accounting Principles and Procedures" between the parties. It is currently anticipated that this post-closing audit will be completed on or before August 31, 1997. Hancock has further agreed to not engage in any business competitive with the health and disability insurance business of the GBO Operations for a period of five years following the date of signing of the Purchase Agreement.

     Hancock and UNICARE have entered into a Coinsurance Agreement pursuant to which UNICARE has reinsured, on a 100% share coinsurance basis, Hancock's reserves and liabilities, after reduction for third-party reinsurance, with respect to currently existing GBO Operations policies and with respect to additional GBO Operations policies issued on behalf of UNICARE during a 24-month or 30-month transition period (depending of the type of coverage) following the closing. Policies existing as of the Closing Date that are subject to such reinsurance include only those that were in effect at the closing date or, if they have lapsed prior to that time, only those which are included in reserves set forth on the Closing Balance Sheet. Hancock will issue certain transition GBO Operations policies on behalf of UNICARE for such 24-month or 30-month period while UNICARE obtains any necessary licenses and form approvals to issue such policies in its own name.

     UNICARE and Hancock have also entered into an Administration Agreement and a Services Agreement. The Administration Agreement provides that UNICARE will perform certain administration services with respect to the coinsured policies, administrative services contracts and certain provider network contracts in order to facilitate the transition of the GBO Operations from Hancock to UNICARE. Such services to be performed by UNICARE include, among other things, claims administration, policy and contract administration, fee administration and certain financial, statistical and tax services related to the contracts being administered. The Service Agreement provides for computer and other support services to be provided by Hancock to UNICARE for up to the 24-month period immediately following the closing of the transaction.

     Finally, a Limited License Agreement between UNICARE and Hancock executed as part of the closing entitles UNICARE to use the name "John Hancock" and related Hancock service marks in connection with the marketing of insurance policies and administrative services by UNICARE during the 30-month transition period.

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     The consideration for the transaction was provided by the Company's available cash balances, although the Company anticipates making a borrowing under the Company's Subordinated Term Loan Agreement dated as of November 21, 1996 in the amount of at least the full acquisition consideration. The amount of the consideration for the transaction was determined by arm's-length negotiation between the Company and Hancock.

     Prior to the transaction, there were no material relationships between Hancock and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director of officer.

     As of December 31, 1996 the GBO Operations provided benefits to approximately 1.3 million medical members, most of which were in health plans that are self-funded by employers. The GBO Operations offer managed indemnity and preferred provider organization ("PPO") plans, and also provide life, dental and disability coverage to a variety of employer groups. The GBO Operations focus on the largest employer groups, accounts with greater than 3,000 employees. A majority of the GBO Operations members are located in California, Texas, Georgia, the mid-Atlantic/Washington, D.C. area, Massachusetts, the New York/Tri-state area, Ohio, Illinois and Michigan. In addition to the medical members, as of December 31, 1996, the GBO Operations served approximately 270,000 pharmacy members, approximately
1.5 million dental members, approximately 1.0 million life insurance members and approximately 940,000 members covered through disability products. As of December 31, 1996, the GBO Operations had approximately 2,900 employees.
Cost Care, a wholly owned subsidiary of Hancock, provides utilization review services.

     Certain statements contained in this Current Report on Form 8-K, such as statements concerning the Company's anticipated borrowings under the Subordinated Term Loan Agreement, may be considered forward-looking statements (as such term is defined in the Securities and Exchange Act of 1934, as amended). Such statements involve a number of risks and uncertainties that may cause actual results to differ from those projected. Factors that can cause actual results to differ materially include, but are not limited to those discussed in the section of the Company's Quarterly Reports on Form 10-Q entitled "External Influences Which May Impact Future Operations," the Company's 1995 Annual Report to Stockholders and in other documents filed from time to time with the Securities and Exchange Commission. Such factors also include those discussed under the section entitled "Risk Factors" in the Company's Registration Statement on Form S-3 (Registration No. 333-14885). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

          All of the following financial statements were filed as part of the Company's Amendment No. 1 on Form 8-K/A filed November 18, 1996 and are incorporated herein by this reference.


          AUDITED COMBINED FINANCIAL STATEMENTS
          -------------------------------------
          Report of Independent Accountants
          Combined Statements of Assets and Liabilities as of December 31, 1995
               and 1994
          Combined Statements of Operations and Changes in Net Asset Balance for
               the years ended December 31, 1995 and 1994
          Combined Statements of Cash Flows for the years ended December 31,
               1995 and 1994
          Notes to Combined Financial Statements

          UNAUDITED COMBINED FINANCIAL STATEMENTS
          ---------------------------------------
          Combined Statement of Assets and Liabilities as of September 30, 1996 Combined Statement of Operations and Changes in Net Asset Balance for
               the nine months ended September 30, 1996
          Combined Statement of Cash Flows for the nine months ended September
               30, 1996
          Notes to Combined Financial Statements (Unaudited)

     (b)  PRO FORMA FINANCIAL INFORMATION:

          All of the following unaudited pro forma financial statements were filed as part of the Company's Amendment No. 1 on Form 8-K/A filed November 18, 1996 and are incorporated herein by this reference.

          Pro Forma Combined Condensed Balance Sheet as of September 30, 1996 Pro Forma Combined Condensed Income Statement for the nine months ended September 30, 1996
          Pro Forma Combined Condensed Income Statement for the year ended
               December 31, 1995
          Notes to Unaudited Pro Forma Combined Condensed Financial Statements

          (c)  EXHIBITS

     EXHIBIT NO.    EXHIBIT
     -----------    -------

     2.1 Purchase and Sale Agreement dated as of October 10, 1996 entered into between Hancock and the Company (Included as Exhibit 2.1 to the Company's Current Report on Form 8-K filed October 25, 1996


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                    and incorporated by reference herein).

     99.1           Definitions (Annex A to Purchase Agreement) (Included as
                    Exhibit 99.1 to the Company's Current Report on Form 8-K filed October 25, 1996 and incorporated by reference herein).

     99.2 Coinsurance Agreement dated as of March 1, 1997 between Hancock and UNICARE Life & Health Insurance Company, a stock life insurance company organized under the laws of Delaware ("UNICARE").

     99.3 Administration Agreement dated as of March 1, 1997 by and between Hancock and UNICARE.

     99.4           Summary of Accounting Principles and Procedures (Included as
                    Exhibit 99.8 to the Company's Current Report on Form 8-K filed October 25, 1996 and incorporated by reference herein).


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 14, 1997


                                   WELLPOINT HEALTH NETWORKS INC.




                                   By:  /s/ THOMAS C. GEISER
                                        ----------------------------------
                                   Name:     Thomas C. Geiser
                                   Title:    Executive Vice President


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                                  EXHIBIT INDEX


     EXHIBIT NO.    DESCRIPTION
     -----------    -----------

     2.1 Purchase and Sale Agreement dated as of October 10, 1996 entered into between Hancock and the Company (Included as Exhibit 2.1 to the Company's Current Report on Form 8-K filed October 25, 1996 and incorporated by reference herein).

     99.1           Definitions (Annex A to Purchase Agreement) (Included as
                    Exhibit 99.1 to the Company's Current Report on Form 8-K filed October 25, 1996 and incorporated by reference herein).

     99.2 Coinsurance Agreement dated as of March 1, 1997 between Hancock and UNICARE Life & Health Insurance Company, a stock life insurance company organized under the laws of Delaware ("UNICARE").

     99.3 Administration Agreement dated as of March 1, 1997 by and between Hancock and UNICARE.

     99.4           Summary of Accounting Principles and Procedures (Included as
                    Exhibit 99.8 to the Company's Current Report on Form 8-K filed October 25, 1996 and incorporated by reference herein).


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